SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 5, 2008


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                                    KBW, Inc.
             (Exact name of registrant as specified in its charter)


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

            Delaware                           001-33138                          13-4055775
(State or other jurisdiction of         (Commission File Number)                (IRS Employer
         incorporation)                                                       Identification No.)


787 Seventh Avenue, New York, New York                           10019
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 887-7777

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On February 5, 2008, KBW, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the quarter and year ended December 31, 2007, a copy of which is attached hereto as Exhibit 99.1.

     The information in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

     The information furnished in this report, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibit in the future.


Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

     The following exhibit is furnished as part of this Current Report on Form 8-K:

     99.1 Press Release issued by KBW, Inc. dated February 5, 2008


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KBW, Inc.



                                    By: /s/   Mitchell B. Kleinman
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                                       Name:  Mitchell B. Kleinman
                                       Title: General Counsel


Date: February 5, 2008